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ABC COMPANY                                                                                             ABC COMPANY CONTROL NUMBER
GROUP VARIABLE UNIVERSAL LIFE ENROLLMENT FORM                                                           ABC COMPANY BRANCH NUMBER(S)
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SECTION 1--EMPLOYEE/MEMBER INFORMATION                                 Social Security Number        Sex
                                                                       _______-______-____           [ ] Male    [ ] Female
                                                                       --------------------------------------------------
Employee/Member First Name     Middle Initial   Last Name
                                                                       Date of Birth         Marital Status
                                                                       (mm-dd-yy)            [ ] Single  [ ] Married  [ ] Divorced
                                                                       ____/____/_____       [ ] Separated  [ ] Widowed
____________________________________________________________________   ------------------------------------------------------------
Home Street Address                                                    Employment Date       Employment Location
                                                                       (mm-dd-yy)            (City, State, Zip Code)
____________________________________________________________________  ------------------------------------------------------------
City               State                Zip Code                       Annual Salary         Payroll Frequency
                                                                                             [ ] Weekly  [ ] Bi-weekly  [ ] Monthly
____________________________________________________________________   $_________________    [ ] Semi-monthly
Daytime Telephone Number            Home Telephone Number              Salary Level              ----------------------------------
                                                                       [ ] Hourly  [ ] Salaried  Employee/Member/Payroll Number
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SECTION 2--COMPLETE IF ELECTING EMPLOYEE/MEMBER COVERAGE
           (Please refer to the enclosed Coverage Information Sheet for plan specifics)

A) SELECT COVERAGE AMOUNT:    Multiple of Salary    ___1x,   ___2x,  ___3x, ___4x, ___5x

B) CALCULATE MONTHLY          Face Amount Chosen:   $__________  DIV 1,000 x ________ = Monthly Cost of Insurance  $____________(2B)
   COST OF INSURANCE:                                (Round face amount       (Insert rate
                                                    to next higher 5,000)    from rate sheet)

C) ADD MONTHLY ADMINISTRATIVE FEE (IF APPLICABLE):                                                                 $____________(2C)

D) SELECT EXTRA MONTHLY CONTRIBUTION TO CASH ACCUMULATION FUND:                                                    $____________(2D)

E) TOTAL MONTHLY COST OF EMPLOYEE COVERAGE  (2B + 2C + 2D):                                                        $____________(2E)

F) ANSWER IMPORTANT MEDICAL QUESTION:
                             Have you ever smoked cigarettes or used other forms of tobacco in the last 12 months?   [ ] Yes  [ ] No

G) COMPLETE IF ELECTING ADDITIONAL EMPLOYEE COVERAGE:       Extended Death Protection During Total Disability?       [ ] Yes  [ ] No
                                                            Accidental Death & Dismemberment Coverage?               [ ] Yes  [ ] No
                                                            Automatic Increases in Coverage?                         [ ] Yes  [ ] No
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SECTION 3--COMPLETE IF ELECTING SPOUSE COVERAGE
             (Please refer to the enclosed Coverage Information Sheet for plan specifics)

Spouse First Name         Middle Initial           Last Name         Spouse Social Security Number    Spouse Date of Birth
                                                                                                          (mm-dd-year)
___________________________________________________________________________-________-________________________/______/______

A) SELECT COVERAGE AMOUNT:             [ ] $10,000     [ ] $25,000   [ ] $50,000   [ ] $100,000

B) CALCULATE MONTHLY          Face Amount Chosen:   $__________  DIV 1,000 x ________ = Monthly Cost of Insurance  $____________(3B)
   COST OF INSURANCE:                                                        (Insert rate
                                                                             from rate sheet)

C) ADD MONTHLY ADMINISTRATIVE FEE (IF APPLICABLE):                                                                 $____________(3C)

D) SELECT EXTRA MONTHLY CONTRIBUTION TO CASH ACCUMULATION Fund:                                                    $____________(3D)

E) TOTAL MONTHLY COST OF  SPOUSE COVERAGE  (3B + 3C + 3D):                                                         $____________(3E)

F) ANSWER IMPORTANT MEDICAL QUESTION:
                     Has your spouse ever smoked cigarettes or used other forms of tobacco in the last 12  months?   [ ] Yes  [ ] No

G) COMPLETE IF ELECTING ADDITIONAL SPOUSE OPTION:  Accidental Death & Dismemberment Coverage?                        [ ] Yes  [ ] No
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SECTION 4--COMPLETE IF ELECTING DEPENDENT CHILD(REN) COVERAGE

Youngest Child's Date of Birth (mm-dd-year) _____/_____/_______

A) SELECT COVERAGE AMOUNT(S) &
   NUMBER OF DEPENDENTS:             [ ]  $10,000________ # of Dependents Enrolled    [ ] $5,000  ________ # of Dependents Enrolled

B) CALCULATE MONTHLY          $10,000 DIV 1,000  x  ________   x   ________ =   Monthly Cost of Insurance          $____________(4A)
   COST OF INSURANCE:                               (insert rate  (# of  dependents)
                                                     from rate sheet)

                              $ 5,000 DIV 1,000  x  ________   x   ________ =   Monthly Cost of Insurance          $____________(4B)
                                                    (insert rate  (# of  dependents)
                                                     from rate sheet)

C) TOTAL MONTHLY COST OF DEPENDENT COVERAGE (4A AND/OR 4B)                                                         $____________(4C)
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SECTION 5--TOTAL EXPECTED MONTHLY PREMIUMS

COST OF EMPLOYEE, SPOUSE AND DEPENDENT COVERAGE (2E + 3E + 4C) = TOTAL EXPECTED MONTHLY PREMIUM                    $_______________



(PRUDENTIAL LOGO)                                                                                                           (OVER)

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SECTION 6--BENEFICIARY DESIGNATIONS

Beneficiary First Name       Middle Initial          Last Name                          Beneficiary Social Security Number

________________________________________________________________________________        ____________-________-_______________
Home Street Address                                                                     Beneficiary Relationship to Employee

________________________________________________________________________________        _____________________________________
City               State                               Zip Code                         Beneficiary Date of Birth (mm-dd-year)

                                                                                                 ______/______/_____
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Contingent Beneficiary First Name    Middle Initial         Last Name                   Beneficiary Social Security Number

________________________________________________________________________________        ____________-________-_______________
Home Street Address                                                                     Beneficiary Relationship to Employee

________________________________________________________________________________        _____________________________________
City               State                               Zip Code                         Beneficiary Date of Birth (mm-dd-year)

                                                                                                 ______/______/_____
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SECTION 8--EMPLOYEE/MEMBER SIGNATURE

I request to elect Group Variable Universal Life coverage for which I am or may become eligible, and authorize deductions from my earnings of the required contributions. If I decide to elect this coverage after the initial enrollment period, I understand that evidence of good health will be requested. I certify that information contained in this form is complete and accurate.


Employee/Member Signature                                                                                  Date (mm-dd-year)

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SECTION 7--BENEFIT ADMINISTRATOR'S SIGNATURE

Benefit Administrator's Signature               Business Phone Number                       Date (mm-dd-year)

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